For the fiscal year ended September 30, 2002.
File number 811-3084
Prudential Small Company Fund, Inc.

	SUB-ITEM 77 0

	EXHIBITS

	Transactions Effected Pursuant to Rule 10f-3

Ia.

1.	Name of Issuer
     AirGate PCS

2.	Date of Purchase
            12/13/2001

3.	Number of Securities Purchased
             24,300

4.	Dollar Amount of Purchase
             $1,215,000

5.	Price Per Unit
             $50.00

6.	Name(s) of Underwriter(s) or Dealer(s)
             From whom Purchased:
              C.S. First Boston

7.	Other Members of the Underwriting Syndicate

		Credit Suisse First Boston Corp.
		Lehman Brothers Inc.
		UBS Warburg LLC
		William Blair & Company, LLC
		Thomas Weisel Partners LLC
		TD Securities (USA) Inc.
		Robert W. Baird & Co. Incorporated
		A.G. Edwards & Sons, Inc.
		Gabelli & Company, Inc.
		Hibernia South Coast Capital, Inc.
		Invemed Associates LLC
		C.L. King & Associates, Inc.
		Legg Mason Wood Walker, Incorporated
		Prudential Securities
		Sanders Morris Harris
		SunTrust Capital Markets, Inc.








































Ib.

1.	Name of Issuer
     dj Orthopedics, Inc.

2.	Date of Purchase
            11/14/2001

3.	Number of Securities Purchased
             228,400

4.	Dollar Amount of Purchase
             $3,882,800

5.	Price Per Unit
             $17.00

6.	Name(s) of Underwriter(s) or Dealer(s)
             From whom Purchased:
              Goldman Sachs

7.	Other Members of the Underwriting Syndicate

		Goldman, Sachs & Co.
		J.P. Morgan Securities Inc.
		UBS Warburg LLC
		U.S. Bancorp Piper Jaffray Inc.
		First Union Securities, Inc.
		William Blair & Company, LLC
		Epoch Securities, Inc.
		FAC/Equities, a division of First Albany Corporation Prudential Securities Corporation
		Stephens Inc.
		.










Ic.

1.	Name of Issuer
     Markel Corporation

2.	Date of Purchase
            11/15/2001

3.	Number of Securities Purchased
             17,100

4.	Dollar Amount of Purchase
             $3,137,850

5.	Price Per Unit
             $183.50

6.	Name(s) of Underwriter(s) or Dealer(s)
             From whom Purchased:
              Goldman Sachs

7.	Other Members of the Underwriting Syndicate

		Goldman, Sachs & Co.
		Merrill Lynch, Pierce, Fenner & Smith
		Salomon Smith Barney Inc.
		Advest, Inc.
		Cochran, Caronia Securities LLC
		Ferris, Baker Watts, Incorporated
		BB&T Capital Markets/Scott & Stringfellow, Inc.
		Davenport & Company LLC
		Dowling & Partners Securities, LLC
		Epoch Securities, Inc.
		Fox-Pitt, Kelton Inc.
		Janney Montgomery Scott LLC
		J.P. Morgan Securities Incorporated
		Prudential Securities Corporation
		Sandler O?Neil & Partners, L.P.
		SunTrust Capital Markets, Inc.


		.


Id.

1.	Name of Issuer
     Netscreen Technologies Inc.

2.	Date of Purchase
            12/12/2001

3.	Number of Securities Purchased
             44,400

4.	Dollar Amount of Purchase
             $710,400

5.	Price Per Unit
             $16.00

6.	Name(s) of Underwriter(s) or Dealer(s)
             From whom Purchased:
              Goldman Sachs; J.P. Morgan

7.	Other Members of the Underwriting Syndicate

		Goldman, Sachs & Co.
		J.P. Morgan Securities Incorporated
		UBS Warburg LLC
		First Union Securities, Inc.
		Needham & Company, Inc.
		Pacific Crest Securities
		Prudential Securities Incorporated
		Salomon Smith Barney Inc.
		SoundView Technology Corporation












Ie.

1.	Name of Issuer
     Integrated Defense Technologies

2.	Date of Purchase
            2/26/2002

3.	Number of Securities Purchased
             46,700

4.	Dollar Amount of Purchase
             $1,027,400

5.	Price Per Unit
             $22.00

6.	Name(s) of Underwriter(s) or Dealer(s)
             From whom Purchased:
              CS First Boston

7.	Other Members of the Underwriting Syndicate

		Credit Suisse First Boston Corporation
		Merrill Lynch
		CIBC World Markets Corp.
		Credit Lyonnais Securities (USA) Inc.
		The Chapman Company
		Chatsworth Securities LLC
		Crowell, Weedon & Co.
		D.A. Davidson & Co.
		Invemed Associates LLC
		Investec PMG Capital Corp.
		Janney Montgomery Scott LLC
		Morgan Keegan & Company, Inc.
		Prudential Securities
		Stifel, Nicolaus & Company, Incorporated
		Wedbush Morgan Securities Inc.






If.

1.	Name of Issuer
     Aeropostable Inc.

2.	Date of Purchase
            5/15/2002

3.	Number of Securities Purchased
             49,200

4.	Dollar Amount of Purchase
             $885,600

5.	Price Per Unit
             $18.00

6.	Name(s) of Underwriter(s) or Dealer(s)
             From whom Purchased:
              Bear Stearns

7.	Other Members of the Underwriting Syndicate

		Bear, Stearns & Co. Inc.
		Merrill Lynch
		Banc of America Securities
		U.S. Bancorp Piper Jaffray Inc.
		First Union Securities, Inc.
		CIBC World Markets Corp.
		Credit Suisse First Boston Corp.
		Jeffries & Company
		Lazard Freres & Co. LLC
		J.P. Morgan Securities Inc.
		Prudential Securities
		RBC Dain Rauscher Inc.
		UBS Warburg LLC
		Thomas Weisel Partners LLC
		INVESTEC PMG CAPITAL CORP.
		The Buckingham Research Group Incorporated
		C.E. Untergerg, Towbin
		Chatsworth Securities LLC
		Friedman, Billings, Ramsey & Co., Inc.
		Gerard Klauer Matrtison & Co., LLC
		Ladenburg Thalmann & Co. Inc.
		Neuberger & Berman
		SunTrust Capital Markets, Inc.
		Wedbush Morgan Securities Inc.
		William Blair & Company, L.L.C.








































Ig.

1.	Name of Issuer
     Hewitt Associates LLC

2.	Date of Purchase
            6/26/2002

3.	Number of Securities Purchased
             52,100

4.	Dollar Amount of Purchase
             $989,900

5.	Price Per Unit
             $19.00

6.	Name(s) of Underwriter(s) or Dealer(s)
             From whom Purchased:
              Goldman Sachs

7.	Other Members of the Underwriting Syndicate

		Goldman, Sachs & Co.
		Banc of America Securities LLC
		J.P. Morgan Securities Inc.
		Salomon Smith Barney Inc.
		UBS Warburg LLC
		Wachovia Securities, Inc.
		Robert W. Baird & Co. Incorporated
		Bear, Stearns & Co. Inc.
		William Blair & Company, LLC
		A.G. Edwards & Sons, Inc.
		Epoch Securities, Inc,
		Legg Mason Wood Walker, Incorporated
		Prudential Securities
		SG Cowen Securities Corporation







Ih.

1.	Name of Issuer
     Scottish Annuity & Life Holding

2.	Date of Purchase
            4/3/2002

3.	Number of Securities Purchased
             57,900

4.	Dollar Amount of Purchase
             $1,056,675

5.	Price Per Unit
             $18.25

6.	Name(s) of Underwriter(s) or Dealer(s)
             From whom Purchased:
              Goldman Sachs

7.	Other Members of the Underwriting Syndicate

		Bear Stearns & Co. Inc.
		Putman Lovell Securities Inc.
		Fox-Pitt, Kelton Inc.
		Keefe, Bruyette & Woods, Inc.
		Banc of America Securities LLC
		CIBC World Markets Corp.
		Friedman, Billings, Ramsey & Co., Inc.
		Prudential Securities
		Advest, Inc.
		Chatsworth Securities LLC
		Dowling & Partners Securities, LLC
		Sandler O?Neill & Partners, L.P.



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